Exhibit 32.1

CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q/A of MedAmerica Properties Inc. f/k/a Banyan Rail Services Inc. (the “Company”) for the quarter ending March 31, 2017 (the “Report”) filed with the Securities and Exchange Commission, I, Joseph C. Bencivenga, President & Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph C. Bencivenga
Joseph C. Bencivenga
President & Chief Executive Officer

Date: October 6, 2017